As filed with the Securities and Exchange Commission on May 13, 1996
                          Registration No. 33-_________



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               WANDEL & GOLTERMANN
                               TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          North Carolina                                    22-1867386
 (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                       Identification No.)



              1030 Swabia Court                            27709-3585
  Research Triangle Park, North Carolina                   (Zip Code)
   (Address of Principal Executive Offices)


                     Wandel & Goltermann Technologies, Inc.
                               Omnibus Stock Plan
                            (Full title of the Plan)


                               -------------------

                                 Gerry Chastelet
                      President and Chief Executive Officer
                     Wandel & Goltermann Technologies, Inc.
                                1030 Swabia Court
                Research Triangle Park, North Carolina 27709-3585
                     (Name and address of agent for service)

                                 (919) 941-5730
          (Telephone number, including area code, of agent for service)

                                    Copy to:

                            Barney Stewart III, Esq.
                             Moore & Van Allen, PLLC
                          NationsBank Corporate Center
                        100 North Tryon Street, Floor 47
                      Charlotte, North Carolina 28202-4003
                                 (704) 331-1000

                               ------------------

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====================================================================================================================================
                         CALCULATION OF REGISTRATION FEE
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Proposed Maximum
Title of Securities to be         Amount to be         Proposed Maximum                Aggregate Offering        Amount of
Registered                         Registered          Offering Price Per Share(1)     Price                     Registration Fee

- ------------------------------------------------------------------------------------------------------------------------------------
Common Stock                     400,000 shares                   $16.25                     $6,500,000                 $2,241.38
- ------------------------------------------------------------------------------------------------------------------------------------

(1) Estimated in accordance with Rule 457(h) under the Securities Act, solely for the purpose of calculating the registration fee, based upon the average of the high and low prices of the Common Stock as reported by the NASDAQ National Market on May 6, 1996.





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



                     WANDEL & GOLTERMANN TECHNOLOGIES, INC.

                         400,000 Shares of Common Stock
                            Par Value $.01 Per Share

                            Offerred Pursuant to the
                     Wandel & Goltermann Technologies, Inc.
                               Omnibus Stock Plan

     The contents of the registration statement filed on Form S-8 of Wandel & Goltermann Technologies, Inc., registration number 33-81078, filed July 1, 1994, are hereby incorporated by reference. This registration statement is being filed for the sole purpose of increasing the number of shares registered under the Wandel & Goltermann Technologies, Inc. Omnibus Stock Plan from 375,000 shares to 775,000 shares.

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Durham, State of North Carolina, on May 6, 1996.

                                          WANDEL & GOLTERMANN TECHNOLOGIES, INC.

                                          By: /s/ Gerry Chastelet
                                                    Gerry Chastelet
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Gerry Chastelet and Adelbert Kuthe, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might, or could, do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registrant Statement has been signed by the following persons in the capacities and on the dates indicated.


                        Signature                                 Title                                Date



   /s/ Gerry Chastelet                                      President, Chief Executive Officer and     May 6, 1996
- ---------------------------------------------------------  Director (Principal Executive Officer)
                     Gerry Chastelet


  /s/ Adelbert Kuthe                                       Vice President-Finance and Secretary       May 6, 1996
- ---------------------------------------------------------  (Principal Financial and Accounting
                     Adelbert Kuthe                        Officer)

   /s/ Herbert Bayer                                       Chairman                                   May 6, 1996
- ---------------------------------------------------------
                      Herbert Bayer


   /s/ Albrecht Wandel                                     Director                                   May 6, 1996
- ---------------------------------------------------------
                   Albrecht L. Wandel


   /s/ Peter Wagner                                        Director                                   May 6, 1996
- ---------------------------------------------------------
                      Peter Wagner


   /s/ Rolf Schmid                                         Director                                   May 6, 1996
- ---------------------------------------------------------
                       Rolf Schmid


   /s/ Sidney Topol                                        Director                                   May 6, 1996
- ---------------------------------------------------------
                      Sidney Topol


   /s/ Richard E. Pospisil                                 Director                                   May 6, 1996
- ---------------------------------------------------------
                   Richard E. Pospisil



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                                  EXHIBIT INDEX



                                                                      Sequential
Exhibit No.     Description of Document                                 Page No.


   5.1        Opinion of Moore & Van Allen, PLLC.                             6

  23.1        Consent of Arthur Andersen & Co., independent public
              accountants.                                                    8

  23.2 Consent of Moore & Van Allen, PLLC (included in the opinion filed as Exhibit No. 5.1.)

  24.1        Power of Attorney (included on the signature page.)




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